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                                                                   Exhibit 10.6

                    CUSTODY, PLEDGE AND SECURITY AGREEMENT


      CUSTODY, PLEDGE AND SECURITY AGREEMENT, dated as of January 1, 1998 (the "Pledge Agreement"), made by and among CCIR OF TEXAS CORP., a Texas corporation (the "Pledgor"), THE HUNTINGTON NATIONAL BANK (the "Custodian"), and BANK ONE, ARIZONA, NA, a national banking association (the "Bank"), pursuant to that Loan Agreement, dated as of July 25, 1997, by and between CONTINENTAL CIRCUITS CORP., a Delaware corporation (together with the Pledgor and any Co-Borrower as defined in said Loan Agreement, the "Borrower") and the Bank (hereinafter, as the same may from time to time be amended or supplemented, called the "Reimbursement Agreement");

                             W I T N E S S E T H:

      WHEREAS, CAPITAL INDUSTRIAL DEVELOPMENT CORPORATION (the "Issuer") has issued $6,000,000 of its Adjustable Rate Industrial Development Revenue Bonds (CCIR of Texas Corp. Project) Series 1998 (the "Bonds") under a Trust Indenture, dated as of January 1, 1998 (the "Indenture"), between the Issuer and THE HUNTINGTON NATIONAL BANK, as trustee (the "Trustee"); and

      WHEREAS, the Indenture requires the purchase of the Bonds from the holders thereof under certain circumstances as set forth in the Indenture; and

      WHEREAS, the Pledgor has requested the Bank to issue a Bond Letter of Credit (the "Letter of Credit") under the Reimbursement Agreement which may be drawn upon, inter alia, to pay the purchase price of the Bonds; and

      WHEREAS, it is a condition precedent to the Bank's issuance of the Letter of Credit that the Pledgor shall execute and deliver this Pledge Agreement to the Bank;

      NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to issue the Letter of Credit under the Reimbursement Agreement and for other good and valuable consideration receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. Defined Terms. Unless otherwise defined herein, defined terms shall have the meanings assigned to them in the Reimbursement Agreement, and the rules of interpretation set forth in the Reimbursement Agreement shall apply to this Pledge Agreement.

      2. Pledge and Security Agreement. As collateral security for the prompt and complete payment when due of all amounts due from the Borrower to the Bank under the Reimbursement Agreement, the Pledgor pledges, hypothecates, assigns, transfers and grants to the Bank a first priority lien on and a first perfected security interest in all its right, title and interest to the following:

            (a) Such Bonds as may be from time to time be purchased with money, drawn by the Trustee under the Letter of Credit. Such Bonds are sometimes
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      hereinafter referred to as "Pledged Bonds." The Pledgor shall cause the
      Trustee to deliver all certificated Pledged Bonds to the Custodian as soon as practicable following purchase of such Bonds with the proceeds of a drawing under the Letter of Credit and as to all other Pledged Bonds shall note the pledge of such Bonds on its books and records and send a confirmation of such book entry to the Bank.

            (b) The Bond Funds together with all moneys and claims for moneys due or to become due or payable thereon or with respect therefor, all shares, deposits, investments and interest of every kind of the undersigned evidenced by any of the foregoing, and all proceeds thereof (collectively, the "Bond Monies"). The "Bond Funds" shall mean all funds, accounts and subaccounts established under the Indenture in which monies shall be held by the Trustee from time to time for the benefit of Pledgor, including without limitation the Bond Fund, the Project Fund and the Remarketing Reimbursement Fund.

      3. Payments on the Bonds. If, while this Pledge Agreement is in effect, the Pledgor shall become entitled to receive or shall receive any payment of principal, premium, interest or proceeds of sale or remarketing in respect of the Pledged Bonds, such payment shall be subject to this Pledge Agreement, and the Pledgor hereby irrevocably directs the Trustee to make any such payments directly to the Custodian and, in the event any such payments are received by the Pledgor, the Pledgor agrees to accept the same as the Bank's agent and to hold the same in trust on behalf of the Bank and to deliver the same promptly to the Custodian. All sums of money so paid in respect of the Pledged Bonds which are received by the Pledgor and paid to the Custodian and all such amounts which shall be paid directly to the Custodian by the Trustee shall be paid by the Custodian to the Bank and shall be credited against the corresponding reimbursement obligation of the Pledgor under the Reimbursement Agreement.

      4. Collateral. All property at any time pledged to the Bank hereunder and all income therefrom and proceeds thereof are herein collectively sometimes called the "Collateral."

      5. Release of Pledged Bonds. If a payment is made by or on behalf of the Pledgor in respect of its reimbursement obligation under the Reimbursement Agreement and if the other conditions respecting payment of accrued interest as set forth in the Reimbursement Agreement are met, the Bank agrees upon receipt of such payment to release from the lien of this Pledge Agreement and cause the Custodian to release to the Pledgor or the Trustee or to such other party as shall make payment to the Bank, as the case may be, Pledged Bonds in the principal amount so paid; provided, however, that if the payment is less than the minimum denomination of Bonds then available under the Indenture, Pledged Bonds shall be released only at such time as the cumulative amount of payments made under the Reimbursement Agreement, and for which no Pledged Bonds have been released under this paragraph, equals the minimum denomination of Bonds then available. Custodian agrees not to release any Pledged Bonds until the Trustee and the Custodian shall have received from the Bank a Notice of Reinstatement for Remarketed Pledged Bonds, which the Bank agrees to send in accordance with the provisions of the Letter of Credit.


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      6. Rights of the Bank. The Bank shall not be liable for failure to collect or realize upon the Collateral or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto. If an Event of Default has occurred and is continuing, the Bank may thereafter without notice, exercise all rights, privileges or options pertaining to any Collateral as if it were the holder and absolute owner thereof, upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Bank shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

      7.    Remedies.

            (a) In the event that any portion of any amounts due to the Bank under the Reimbursement Agreement has been declared due and payable, the Bank without demand of performance or other demand or advertisement to or upon the Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived) may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Bank's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right of the Bank upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived or released. Bank agrees to notify Pledgor promptly as to any such proposed action, provided that the failure to give such notice shall not affect the validity of such action.

            (b) The net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and legal expenses, shall be applied first to the satisfaction of the Pledgor's obligations to the Bank under the Reimbursement Agreement, the Pledgor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Bank of any other amount required by any provision of law, need the Bank account for the surplus, if any, to the Pledgor.

            (c) The Pledgor agrees that the Bank need not give more than ten
      (10) days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the


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      Pledgor if it has signed after default a statement denouncing or modifying any right to notification of sale or other intended disposition.

            (d) In addition to the rights and remedies granted to them in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Pledgor's obligations, the Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Arizona. The Pledgor shall be liable for the deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all amounts to which the Bank is entitled, and the fees of any attorneys employed by the Bank to collect such deficiency.

      8.    Representations of the Pledgor. The Pledgor represents that:

            (a) on the date of delivery to the Bank, or to the Tender Agent (as defined in the Indenture) acting on behalf of the Bank, of any Pledged Bonds, neither the Issuer, the Tender Agent nor the Trustee will have any right, title or interest in and to the Bonds except pursuant to the Indenture and the Loan Agreement;

            (b) it has, and on the date of delivery to the Bank of any Pledged Bonds will have, full power, authority and legal right to pledge all of its right, title and interest in and to such Pledged Bonds pursuant to this Pledge Agreement;

            (c) this Pledge Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms except as enforcement hereto may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor's rights generally or by general principles of equity;

            (d) no consent of any other party (including, without limitation, partners or creditors of the Pledgor) and, to the knowledge of the Pledgor, no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, domestic or foreign, is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Pledge Agreement; and

            (e) the execution, delivery and performance of this Pledge Agreement will not, to the knowledge of the Pledgor, violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the organizational documents of the Pledgor, or of any securities issued by the Pledgor, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Pledgor is a party or which purports to be binding upon the Pledgor or upon any of its assets and will not result in the creation or imposition of any


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      lien, charge or encumbrance on or security interest in any of the assets of the Pledgor except as contemplated by this Pledge Agreement.

      9.    Covenants of the Pledgor. The Pledgor covenants and agrees that:

            (a) it will defend the Bank's right, title and security interest in and to the Pledged Bonds and the proceeds thereof against the claims and demands of all persons whomsoever;

            (b) without the prior written consent of the Bank, it will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Pledge Agreement; and

            (c) it hereby irrevocably authorizes and empowers Bank at any time, in its own name or in the name of Pledgor, to demand, apply for, withdraw, receipt and give acquittance for any and all of the Bond Monies and to exercise any and all rights and privileges and receive all benefits accorded by said Bond Monies, and to execute any an all instruments required therefor. Any obligor under the terms of said Bond Monies is specifically authorized and directed, on demand of Bank to pay and deliver all Bond Monies to said Bank.

      10.   Sale of Pledged Bonds.

            (a) The Pledgor recognizes that the Bank has no obligation to effect a public sale of any or all of the Pledged Bonds and by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Pledgor may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.

            (b) The Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably requested by the Bank to make such sale or sales of any portion or all of the Pledged Bonds valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental


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      instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense.

      11. Further Assurances. The Pledgor agrees that at any time and from time to time upon the written request of the Bank, the Pledgor will execute and deliver such further documents and do such further acts and things as the Bank may reasonably request in order to effect the purposes of this Pledge Agreement.

      12. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      13. No Waiver; Cumulative Remedies. The Bank shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Bank, and then only to the extent therein set forth. A waiver by the Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Bank would otherwise have on any subsequent occasion. No failure to exercise nor any delay in exercising on the part of the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

      14. Amendments; Applicable Law. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Bank and the Pledgor. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Arizona and applicable federal law.

      15. Term. This Pledge Agreement shall remain in full force and effect for so long as the Letter of Credit is in effect or any amount is owed to the Bank under the Reimbursement Agreement.

      16. Expenses. The Pledgor shall pay to the Bank its reasonable expenses (including reasonable fees and expenses of counsel) of, or incident to, any actual or attempted sale or other disposition of, or any exchange, enforcement (whether through negotiations, legal proceedings or otherwise), collection, compromise or settlement of or with respect to all or any of the Collateral, by litigation or otherwise. The Pledgor shall reimburse the Bank on demand for all reasonable costs and expenses incurred in connection with the negotiation, preparation, execution and administration of this Pledge Agreement, including, without limitation, any reasonable fees or expenses (including reasonable fees and expenses of counsel to the Custodian) paid by the Bank to the Custodian for its services in connection with this Pledge Agreement.


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      17.   Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, telecopied, telexed, telegraphed or delivered to the parties to the telex or telecopier number or address (as the case may be) specified for the intended recipient below, or to such other number or address as such recipient may have last specified by notice to the other party. All such notices and communications shall, when mailed, telecopied, telexed or telegraphed, be effective when deposited in the mails or sent by telecopy or telex or delivered to the telegraph company, respectively, addressed as follows:

            Pledgor:          CCIR OF TEXAS CORP.
                              3502 East Roeser Road
                              Phoenix, Arizona 85040

            Custodian:        THE HUNTINGTON NATIONAL BANK
                              Huntington Center, HC 1112
                              41 South High Street
                              Columbus, Ohio 43287
                              Attention: Corporate Trust Department

            Bank:             BANK ONE, ARIZONA, NA
                              Post Office Box 71
                              Phoenix, Arizona  85001
                              Attention: Commercial Banking AZ1-1178

      18.   Appointment of Custodian.

            (a) The Bank hereby appoints the Custodian as its agent to hold any Pledged Bonds which the Pledgor shall deliver or cause to be delivered to the Custodian. The Custodian hereby accepts such appointment and agrees that it will hold the Pledged Bonds until otherwise directed in writing by the Bank.

            (b) The Bank hereby appoints the Custodian as its agent to hold the Bond Monies, if any. The Custodian hereby accepts such appointment and agrees that it will hold the Bond Monies until otherwise directed in writing by the Bank.

            (c) The Custodian shall not have any liability for any matter arising hereunder except to the extent that it may arise from the Custodian's own willful misconduct or gross negligence. The Pledgor agrees to indemnify the Custodian and hold it harmless against any loss, liability or expense incurred without gross negligence or bad faith on its part arising out of or in connection with any of its duties as Custodian hereunder, including the reasonable costs and expenses of defending itself from any claim or liability in connection with the exercise or performance of any of its powers or duties in such capacity. The provisions of this paragraph shall survive the termination of this Pledge Agreement.

      19.   Assignment.


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            (a) This Pledge Agreement shall be binding upon and inure to the benefit of the Custodian, the Bank and the Pledgor and their respective successors and assigns; provided, however, that the Pledgor may not assign any of its rights or obligations under this Pledge Agreement without the prior written consent of the Bank.

            (b) If the Bank or the Custodian assigns or otherwise transfers any of its rights and obligations hereunder, each reference in this Pledge Agreement to the Bank or the Custodian, as the case may be, shall be deemed to be a reference to the assignee or transferee of the Bank or the Custodian, as the case may be, were assigned and transferred to the extent of their respective interests.

      20. Counterparts. This Pledge Agreement may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same agreement.

      IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered by its duly authorized officers on the day and year first above written.

                                        CCIR OF TEXAS CORP., a Texas corporation



                                       By:       /s/ Joseph G. Andersen
                                          --------------------------------------
                                       Name:   Joseph G. Andersen
                                            ------------------------------------
                                       Its:       Vice President and Secretary
                                           -------------------------------------

                                                                         PLEDGOR


                                       BANK ONE, ARIZONA, NA, a national banking association



                                       By:       /s/ Steve Reinhart
                                          --------------------------------------
                                       Name:   Steve Reinhart
                                            ------------------------------------
                                       Its:        Vice President
                                           -------------------------------------

                                                                            BANK

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                                       THE HUNTINGTON NATIONAL BANK



                                       By: /s/ Candada Moore
                                          --------------------------------------
                                          Its: Vice President
                                               ---------------------------------


                                                                       CUSTODIAN



      ACKNOWLEDGED AND AGREED UPON by the undersigned as to provisions of the above Pledge Agreement relating to the undersigned in its capacity as Trustee under the Indenture.

                                       THE HUNTINGTON NATIONAL BANK



                                       By: /s/ Candada Moore
                                          --------------------------------------
                                           Its: Vice President
                                               ---------------------------------


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